UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2026
_____________________________________________________________
D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(650) 285-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.
On May 26, 2026, D-Wave Quantum Inc. (“D-Wave” or the “Company”) issued the following response to recent claims that newly published classical simulation work has “overturned” D-Wave’s demonstration of quantum computational supremacy in quantum simulation. The claim that D-Wave’s achievement has been overturned is inaccurate and not supported by the scientific record.
According to the Company, scientific progress in quantum computing depends on rigorous comparison between quantum and classical methods. However, the recently published work does not reproduce the full scope of D-Wave’s peer-reviewed Science result, nor does it solve the hardest problem instances and measurements reported in that work. According to Dr. Alan Baratz, CEO of D-Wave, D-Wave’s demonstration of beyond-classical computation continues to hold up under careful scientific scrutiny. The Company welcomes advances in classical methods, including recent work from the Flatiron Institute, but claims that these advances overturn D-Wave’s result are inaccurate. A copy of the press release is attached as Exhibit 99.1.
The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2026	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer